Exhibit 10.1

SECOND AMENDMENT
TO AMENDED AND RESTATED CREDIT AGREEMENT

          This SECOND AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT (this “Amendment”), dated as of December 10, 2004, is by and among LINCARE HOLDINGS INC., a Delaware corporation (the “Borrower”), each of the Borrower’s Subsidiaries (individually a “Guarantor” and collectively the “Guarantors”; together with the Borrower, individually a “Credit Party”, and collectively the “Credit Parties”), the Required Lenders signatory hereto and BANK OF AMERICA, N. A., as Agent for the Lenders (in such capacity, the “Agent”).

W I T N E S S E T H

          WHEREAS, the Credit Parties, the Lenders and the Agent have entered into that certain Amended and Restated Credit Agreement dated as of April 25, 2002, as amended by that certain First Amendment to Amended and Restated Credit Agreement dated as of June 4, 2003 (collectively, the “Existing Credit Agreement”);

          WHEREAS, the Borrower has requested, and the Lenders have agreed, to amend certain provisions of the Existing Credit Agreement as set forth hereinbelow.

          NOW, THEREFORE, in consideration of the agreements hereinafter set forth, and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto agree as follows:

PART I
DEFINITIONS

          SUBPART 1.1     Certain Definitions.  Unless otherwise defined herein or the context otherwise requires, the following terms used in this Amendment, including its preamble and recitals, have the following meanings:

                    “Amended Credit Agreement” means the Existing Credit Agreement as amended hereby.

                    “Amendment No. 2 Effective Date” is defined in Subpart 3.1.

          SUBPART 1.2     Other Definitions.  Unless otherwise defined herein or the context otherwise requires, terms used in this Amendment, including its preamble and recitals, have the meanings provided in the Existing Credit Agreement.

PART II
AMENDMENTS TO EXISTING CREDIT AGREEMENT

          Effective on (and subject to the occurrence of) the Amendment No. 2 Effective Date, the Existing Credit Agreement is hereby amended in accordance with this Part II.

SUBPART 2.1 Amendments to Section 1.1. Section 1.1 of the Existing Credit Agreement is hereby amended in the following respects:

(a) The definition of “Consolidated Scheduled Funded Debt Payments” is hereby in its entirety to read as follows:

          “Consolidated Scheduled Funded Debt Payments” means, as of the end of each fiscal quarter of the Consolidated Parties, for the Consolidated Parties on a consolidated basis, the sum of all scheduled payments of principal on Funded Indebtedness for the applicable period ending on such date (including the principal component of payments due on Capital Leases during the applicable period ending on such date); it being understood that Consolidated Scheduled Funded Debt Payments shall not include:  (i) voluntary prepayments or the mandatory prepayments required pursuant to Section 3.3 or (ii) scheduled payments of principal with respect to Deferred Acquisition Obligations.

(b) The following new definition of “Deferred Acquisition Obligations” is hereby added to Section 1.1 of the Existing Credit Agreement in appropriate alphabetical order:

          “Deferred Acquisition Obligations” means all obligations of such Person issued or assumed as the deferred purchase price of Property or services purchased by such Person in connection with a Permitted Acquisition which appear as liabilities on a balance sheet of such Person.

          SUBPART 2.2     Amendments to Section 7.11(a).  Section 7.11(a) of the Existing Credit Agreement is hereby amended in its entirety to read as follows:

          (a)     Fixed Charge Coverage Ratio.  The Fixed Charge Coverage Ratio, as of the last day of any fiscal quarter of the Consolidated Parties shall be greater than or equal to the ratio set forth below opposite such fiscal quarter:

Closing Date through September 30, 2005	2.75 to 1.0
October 1, 2005 and thereafter	2.25 to 1.0

          SUBPART 2.3     Amendments to Section 8.7.  Section 8.7 of the Existing Credit Agreement is hereby amended in its entirety to read as follows:

8.7	Restricted Payments.

          The Credit Parties will not permit any Consolidated Party to, directly or indirectly, declare, order, make or set apart any sum for or pay any Restricted Payment, except, so long as no Default or Event of Default shall have occurred or would occur as a result thereof, (a) to make dividends payable solely in the same class of Capital Stock of such Person, (b) to make dividends or other distributions payable to any Credit Party (directly or indirectly through Subsidiaries), (c) repurchases, distributions, dividends or redemptions by the Borrower in respect of its Capital Stock, provided that the aggregate price for all such repurchases, distributions, dividends or redemptions after December 10, 2004  shall not exceed $300,000,000 and (d) as permitted by Section 8.8.

PART III
CONDITIONS TO EFFECTIVENESS

          SUBPART 3.1     Amendment No. 2 Effective Date.  This Amendment shall be and become effective as of December 10, 2004 (the “Amendment No. 2 Effective Date”) when all of the conditions set forth in this Part III shall have been satisfied, and thereafter this Amendment shall be known, and may be referred to, as “Amendment No. 2.”

          SUBPART 3.2     Execution of Counterparts of Amendment.  The Agent shall have received counterparts of this Amendment, which collectively shall have been duly executed on behalf of each of the Borrower, the Guarantors and the Required Lenders.

          SUBPART 3.3     Fees and Expenses.  The Borrower has paid all fees and expenses incurred in connection with the negotiation, preparation, execution and delivery of this Agreement and the other transactions contemplated herein including, without limitation, the legal fees and expenses of Moore & Van Allen PLLC, counsel to the Agent provided an invoice therefore has been submitted to Borrower on or prior to the Amendment No. 2 Effective Date.

          SUBPART 3.4     Other Items.  The Agent shall have received such other documents, agreements or information which may be reasonably requested by the Agent.

PART IV
MISCELLANEOUS

          SUBPART 4.1     Representations and Warranties.  The Borrower hereby represents and warrants to the Agent and the Lenders that, after giving effect to this Amendment, (a) no Default or Event of Default exists under the Credit Agreement or any of the other Credit Documents and (b) the representations and warranties set forth in Section 6 of the Existing Credit Agreement are, subject to the limitations set forth therein, true and correct in all material respects as of the date hereof (except for those which expressly relate to an earlier date).

          SUBPART 4.2     Reaffirmation of Credit Party Obligations.  Each Credit Party hereby ratifies the Credit Agreement and acknowledges and reaffirms (a) that it is bound by all terms of the Credit Agreement applicable to it and (b) that it is responsible for the observance and full performance of its respective Credit Party Obligations.

          SUBPART 4.3     Cross-References.  References in this Amendment to any Part or Subpart are, unless otherwise specified, to such Part or Subpart of this Amendment.

          SUBPART 4.4     Instrument Pursuant to Existing Credit Agreement.  This Amendment is a Credit Document executed pursuant to the Existing Credit Agreement and shall (unless otherwise expressly indicated therein) be construed, administered and applied in accordance with the terms and provisions of the Existing Credit Agreement.

          SUBPART 4.5     References in Other Credit Documents.  At such time as this Amendment No. 2 shall become effective pursuant to the terms of Subpart 3.1, all references in the Credit Documents to the “Credit Agreement” shall be deemed to refer to the Credit Agreement as amended by this Amendment No. 2.

          SUBPART 4.6     Counterparts/Telecopy.  This Amendment may be executed by the parties hereto in several counterparts, each of which shall be deemed to be an original and all of which shall constitute together but one and the same agreement.  Delivery of executed counterparts of the Amendment by telecopy shall be effective as an original and shall constitute a representation that an original shall be delivered.

          SUBPART 4.7     Governing Law.  THIS AMENDMENT SHALL BE DEEMED TO BE A CONTRACT MADE UNDER AND GOVERNED BY THE INTERNAL LAWS OF THE STATE OF NEW YORK.

          SUBPART 4.8     Successors and Assigns.  This Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

          SUBPART 4.9     General.  Except as amended hereby, the Existing Credit Agreement and all other Credit Documents shall continue in full force and effect.

          IN WITNESS WHEREOF, each of the parties hereto has caused a counterpart of this Amendment to be duly executed and delivered as of the date first above written.

BORROWER:	LINCARE HOLDINGS INC.,
a Delaware corporation

By:

Name:

Title:

GUARANTORS:	LINCARE INC.,
a Delaware corporation

By:

Name:

Title:

LINCARE PROCUREMENT INC.,
a Delaware corporation

By:

Name:

Title:

LINCARE ASSET MANAGEMENT LP,
a Nevada limited partnership

	By:	LINCARE HOLDINGS INC., a
Delaware corporation, its general
partner

By:

Name:

Title:

LINCARE OF NEW YORK INC.,
a New York corporation

By:

Name:

Title:

LINCARE PHARMACY SERVICES INC.,
a Delaware corporation

By:

Name:

Title:

LINCARE LICENSING INC.,
a Delaware corporation

By:

Name:

Title:

CONVACARE SERVICES INC.,
an Indiana corporation

By:

Name:

Title:

MED 4 HOME INC.,
a Delaware corporation

By:

Name:

Title:

ALPHA RESPIRATORY, INC.,
a Delaware corporation

By:

Name:

Title:

HEALTH CARE SOLUTIONS AT HOME INC.,
a Delaware corporation

By:

Name:

Title:

AGENT:	BANK OF AMERICA, N.A.,
as Agent

By:

Name:

Title:

LENDERS:	BANK OF AMERICA, N.A.,
as a Lender

By:

Name:

Title:

BANK LEUMI LE-ISRAEL B.M., MIAMI AGENCY,
as a Lender

By:

Name:

Title:

SCOTIABANC, INC.,
as a Lender

By:

Name:

Title:

CREDIT LYONNAIS NEW YORK BRANCH,
as a Lender

By:

Name:

Title:

U.S. BANK NATIONAL ASSOCIATION,
as a Lender

By:

Name:

Title:

NATIONAL CITY BANK OF KENTUCKY,
as a Lender

By:

Name:

Title:

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